UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

Akero Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Harbor Way, 3rd Floor South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 487-6488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 31, 2020, Akero Therapeutics, Inc. (the “Company”) issued a press release titled “All AKR-001 Dose Groups Met Week 12 Efficacy Endpoints in NASH Phase 2a BALANCED Study.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The Company from time to time presents and/or distributes to the investment community slide presentations to provide updates and summaries of its business. A copy of its BALANCED Study slide presentation is being filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

On March 31, 2020, the Company announced that all three AKR-001 dose groups in the BALANCED study met the primary endpoint of absolute change from baseline in liver fat as measured by magnetic resonance imaging – proton density fat fraction (MRI-PDFF) – at week 12. The BALANCED study is an ongoing randomized, double-blind, placebo-controlled study in NASH patients. While the study remains blinded, the tolerability profile appears consistent with results from previous clinical trials evaluating AKR-001 in patients with Type 2 diabetes. The adverse events observed most frequently in prior trials were mild/moderate gastrointestinal events and injection site reactions.

After 12 weeks of treatment, patients who have achieved at least a 30% relative reduction in liver fat are eligible for an end-of-study biopsy. Across the AKR-001 dose groups, 75-85% of patients are eligible for biopsies. As of March 30, 2020, 25 end-of-study biopsies have been collected from a total of 50 eligible patients.

The Company expects to report the top-line safety/tolerability, laboratory measures and paired biopsy data from the BALANCED study in the second quarter of this year. The extent to which the COVID-19 pandemic will interfere with collection of the remaining biopsies and data from other scheduled clinical visits, including the safety follow-up visit at week 20, is unclear. The Company is delaying the planned initiation of the BALANCED study cohort C in NASH patients who have compensated cirrhosis (F4), Child-Pugh Class A.

Statements contained under this Item 8.01, including Exhibit 99.2, regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to: Akero's guidance regarding its business plans and objectives for AKR-001, including the therapeutic potential and clinical benefits thereof, as well as the safety and tolerability of AKR-001; Akero's Phase 2a BALANCED clinical trial, including its initial primary efficacy results and expected timing to report the top-line safety/tolerability, laboratory measures and paired biopsy data from the BALANCED study in the second quarter of 2020; and the potential impact of COVID-19 on strategy, future operations and clinical trials.

Any forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the impact of public health epidemics affecting countries or regions in which we have operations or do business, such as COVID-19, which has been labelled a pandemic by the World Health Organization, including potential negative impacts on Akero’s employees, manufacturers, supply chain and production as well as on global economies and financial markets; the company's ability to execute on its strategy; positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; regulatory developments in the United States; and risks related to the competitive landscape. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in the Company’s annual report on Form 10-K filed, with the United States Securities and Exchange Commission (SEC) and quarterly reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Akero Therapeutics, Inc. on March 31, 2020
99.2	Slide presentation of Akero Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2020	AKERO THERAPEUTICS, INC.

	By:	/s/ Andrew Cheng
Andrew Cheng, M.D., Ph.D. President and Chief Executive Officer